UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 9, 2023, and effective as of that date, the Audit Committee of the Board of Directors of Daré Bioscience, Inc. (the “Company”) approved the engagement of Haskell & White LLP (“H&W”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the Company’s two most recent fiscal years and the subsequent interim period through November 9, 2023, neither the Company, nor any person acting on its behalf, consulted H&W regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of the audit opinion that might be rendered on the Company’s financial statements, and H&W did not provide any written report or oral advice to the Company that H&W concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

As previously reported in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 10, 2023 (the “Prior 8-K”), on August 4, 2023, Mayer Hoffman McCann P.C. (“MHM”), notified the Company that MHM decided to resign as the Company’s independent registered public accounting firm effective upon the earlier of (i) the filing of the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2023, (ii) the date on which the Company engages a new independent registered public accounting firm and (iii) April 1, 2024. Accordingly, as of November 9, 2023, MHM ceased serving as the Company’s independent registered public accounting firm. The information reported in Item 4.01 of the Prior 8-K is incorporated herein by reference. From December 31, 2022 through November 9, 2023, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of MHM, would have caused MHM to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, that would require disclosure under Item 304(a)(1)(v) of Regulation S-K. In accordance with Item 304(a)(3) of Regulation S-K, the Company provided MHM with a copy of the disclosures it is making in this report with respect to MHM and requested from MHM a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of MHM’s letter is filed as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Mayer Hoffman McCann P.C. dated November 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: November 9, 2023	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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